UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 9, 2021
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant’s telephone number, including area code	Identification No.

001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

On July 9, 2021, Dominion Energy Questar Corporation (“Dominion Questar”) and Dominion Energy, Inc. (“DEI”) delivered a written notice (the “Notice”) to Berkshire Hathaway Energy Company (“BHE”) stating that BHE and Dominion Questar have mutually elected to terminate the Purchase and Sale Agreement (the “Q-Pipe Purchase Agreement”), dated as of October 5, 2020, by and between BHE, Dominion Questar and DEI, as guarantor, pursuant to which BHE would have purchased Dominion Energy Questar Pipeline, LLC and its related entities (the “Q-Pipe Transaction”) for a purchase price of approximately $1.3 billion in cash (the “Q-Pipe Cash Consideration”), subject to certain post-closing adjustments, and the assumption of approximately $430 million of existing long-term debt. The Notice is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed, on November 2, 2020, BHE delivered the Q-Pipe Cash Consideration to Dominion Questar, subject to the terms of the Q-Pipe Purchase Agreement. Pursuant to the Q-Pipe Purchase Agreement, Dominion Questar agreed that, if the Q-Pipe Transaction did not close, it would repay all or (depending upon the repayment date) substantially all of the Q-Pipe Cash Consideration (the “Purchase Price Repayment Amount”) to BHE on or prior to December 31, 2021. On July 14, 2021, BHE received the Purchase Price Repayment Amount in cash.

On July 12, 2021, BHE issued a press release announcing the termination of the Q-Pipe Transaction, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Termination of Purchase and Sale Agreement, dated July 9, 2021.
99.2	Press Release of Berkshire Hathaway Energy Company, dated July 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: July 14, 2021
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

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